                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement         / / Confidential, for Use of the
/X/ Definitive Proxy Statement               Commission Only
/ / Definitive Additional Materials          (as permitted by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


            Grand Adventures Tour & Travel Publishing Corporation
-------------------------------------------------------------------------------
              (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

 /X/ No fee required.

 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

-------------------------------------------------------------------------------
 (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:
-------------------------------------------------------------------------------
 (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
-------------------------------------------------------------------------------

 (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

-------------------------------------------------------------------------------

 (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

  / / Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

--------------------------------------------------------------------------------

 (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

 (3) Filing Party:

--------------------------------------------------------------------------------

 (4) Date Filed:

--------------------------------------------------------------------------------

                                 [GATT logo]


                                  NOTICE OF
                       ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JULY 8, 1998


To the Shareholders:

     The Annual Meeting of Shareholders of Grand Adventures Tour & Travel Publishing Corporation, an Oregon corporation, will be held at the offices of the Company, 211 East 7th Street, 11th Floor, Austin, Texas 78701 on Wednesday, July 8, 1998 at 10:00 a.m., local time, for the following purposes:

     1.  To elect four directors; and

     2. To transact such other business as may properly come before the meeting and all adjournments thereof.


      The Board of Directors has fixed the close of business on April 29, 1998, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                                       By order of the Board of Directors,



                                       MATTHEW O'HAYER
                                       Chief Executive Officer

June ___, 1998



EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND
SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

            GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

                               PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS



     The enclosed proxy is solicited on behalf of the Board of Directors of Grand Adventures Tour & Travel Publishing Corporation (the "Company") for use at the Annual Meeting of its shareholders to be held July 8, 1998 at 10:00 a.m. at the offices of the Company, 200 East 7th Street, 11th Floor, Austin, Texas 78701. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted for the election of the nominees herein as directors and for the proposal to ratify the selection of Anderson, Anderson & Strong, as the Company's auditors for the 1998 fiscal year. If matters other than those mentioned herein properly come before the meeting, the proxy will be voted by the persons named therein in a manner that they consider to be in the best interests of the Company.

     Although the Company was incorporated in Oregon in 1983, it did not begin operations as a provider of travel services and publisher of travel information until October, 1996. The Company's executive offices are located at 200 East 7th Street, 11th Floor, Austin, Texas 78701. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about June 15, 1998.

VOTING SECURITIES

     The holders of record of the Company's Common Stock, par value $.0001 per share, as of the close of business on April 29, 1998, will be entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on April 15, 1998, 3,021,412 shares were issued and outstanding. A majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote per share on all matters to be submitted to the vote of the shareholders. The Board knows of no matters other than the election of directors to be presented for consideration at the Annual Meeting.

     The affirmative vote of the holders of a majority of the shares entitled to vote which are present in person or represented by proxy at the 1998 Annual Meeting is required to elect directors and act on any other matters properly brought before the meeting. If more persons than the number of directors positions to be filled receive the affirmative vote of a majority of shares entitled to vote at the meeting, then the number of persons up to the number of directorships to be filled, who receive the most votes, or a "plurality," will be elected as directors.

     Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, and proxies which are marked to deny discretionary authority on other matters, will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, such shares will not be considered present and entitled to vote with respect to that matter.

     If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees.

HOLDINGS OF PRINCIPAL SHAREHOLDER AND MANAGEMENT

     The table below indicates certain information as of May 29, 1998, regarding beneficial ownership of the shares by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company's issued and outstanding Common Stock on that date, (ii) each current director of the Company, including the nominees for election as a director, (iii) the Company's President and Chief Executive Officer, (iv) each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and
(v) all executive officers and directors as a group.

                                                                              PERCENTAGE OF
                                       NATURE OF            NUMBER OF           OWNERSHIP
NAME OF PERSON OR GROUP               OWNERSHIP(1)       SHARES OWNED (2)    AFTER OFFERING
-----------------------               ------------       ----------------    --------------
Matthew O'Hayer                         Direct               557,714               18.5%

Joseph S. "Jay" Juba                    Direct               157,142                5.2%

Robert G. Rader (3)                     Direct                44,285                1.5%

Robert Sandner                          Direct               114,285                3.8%

Duane K. Boyd, Jr. (4)                  Direct                12,713                 .4%

All executive officers and
directors as a group
(seven persons)                         Options               21,427                 .7%

      Total                                                  907,566               30.0%

(1) Individuals indicated have sole voting and investment power with respect to shares indicated.
(2) Includes shares issuable upon exercise of options which are currently exercisable or which become exercisable within 60 days, pursuant to the Incentive Stock Plan.
(3) Mr. Rader was appointed as a director of the Company on February 5, 1998.
(4) Mr. Boyd, a nominee for election as a director, is the co-trustee and has shared voting and investment power with respect to the shares shown.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     The Articles and the Bylaws of the Company as amended, provide that the number of directors comprising the entire Board of Directors shall be determined by the board of directors but shall be not less than one nor more than five. Directors elected at the annual meeting will serve until the earlier of their resignation or removal or the election of their successors at the next annual meeting of the Company's shareholders.

     The persons named in the enclosed form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or a contrary director is indicated. If the proxy card is signed and returned without any direction given, shares will be voted for the election of the nominees named below. The Board of Directors has no reason to doubt the availability of the nominees and they have indicated their willingness to serve if so elected. If the nominees should decline or be unable to serve, it is intended that, in the discretion of the Board of Directors, either the size of the Board will be reduced or the proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth information, as of May 30, 1998, concerning the nominees for election as directors of the Company directors. Each director will hold office until the earlier of the next annual stockholders' meeting or their resignation or removal.

     MATTHEW O'HAYER, age 42, has served as Chairman and Chief Executive Officer of the Company since October 1996 and of the Company's wholly-owned subsidiary, Airfair Publishing, Inc., since its inception. Mr. O'Hayer founded Barter Exchange, Inc. (now known as BEI Holdings, Inc. and hereinafter referred to as "BEI") in 1983, served as its President and Chief Executive Officer from its founding until 1995 and has served as its Chairman and Chief Executive Officer since 1995. Mr. O'Hayer also serves on the boards of several small businesses and non-profit organizations.

     ROBERT SANDNER, age 44, has served as a director of Airfair since February 1996 and of the Company since October 1996. A co-founder of BEI, Mr. Sander has served as director of BEI and IMS throughout the last five years. Mr. Sandner served as President of Cellular Resources, Inc. of South Texas a cellular service provider based in Uvalde, Texas from its inception in 1991 and until its sale in August 1996. Prior to the organization of Cellular Resources, Inc., Mr. Sandner held various offices within BEI and operated a barter franchise office in San Antonio, Texas.

     ROBERT G. RADER, age 63, has serve as a director of the Company since February 1998. Since the founding of Capital West Securities, Inc. ("Capital West") in 1995, Mr. Rader has served as its Managing Director of Corporate Finance. Capital West served as the managing underwriter of the public offering consummated by the Company n February 1998.

     DUANE K. BOYD, JR., age 53, has been Senior Vice President of American Physicians Service Group, Inc. ("APS") since July 1991 and has also been President and Chief Operating Officer of APS Insurance Services, Inc., a subsidiary of APS, since July 1991. APS, through its affiliates and subsidiaries, provides health care related services, financial services that include management services to malpractice insurance companies, and brokerage and investment services to individuals and institutions. Mr.
Boyd is a Certified Public Accountant and was with KPMG Peat Marwick from 1974 to June 1991, as partner from 1982. Mr. Boyd has served as a consultant to the Company's subsidiary, Airfair since its inception and to the Company since it acquired Airfair. Over the last two years, trusts of which Mr. Boyd is trustee or co-trustee and of which one or more of Mr. Boyd and his immediate family members is a beneficiary, have provided loans of $100,000, $40,000 and $70,000 to Airfair or the Company. Such loans bore interest at rates ranging from 10% to 12% per annum and were paid in accordance with their terms. Each of such loans was secured.

COMPENSATION OF DIRECTORS

     The Company does not currently compensate directors for any services provided as a director. The Company anticipates that a director compensation plan will be adopted shortly after the annual meeting of stockholders.

     Mark T. Waller, a former director of the Company, entered into an advisory services agreement in October 10, 1996. Mr. Waller was also granted a non-qualified stock option in August, 1996. See, "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The business of the Company is under the general management of the Board of Directors as provided by the laws of Oregon, the state of incorporation. The Board of Directors met on two occasions in 1997. In addition, during that period, the Board of Directors met by unanimous written consent on a number of additional occasions for various purposes.

     If elected as a director, the Company anticipates that Mr. Boyd will serve as chairman of the Audit Committee and that Messrs. Sandner and Rader will serve as Audit Committee members. The Audit Committee was formed in 1998 after the Company's public offering and has not yet met. The function of the Audit Committee will be to: (i) assist in the selection of independent auditors; (ii) direct and supervise investigations into matters relating to audit functions; (iii) review with independent auditors the plans and results of the audit engagement; (iv) review the degree of independence of the auditors; (v) consider the range of audit and non-audit fees; and (vi) review the adequacy of the

Company's system of internal accounting controls. Messrs. Sandner, Rader and Boyd are not employees of the Company or its subsidiary.

     The Compensation Committee, to be composed of Messrs. Sandner, Rader and Mr. Boyd, is responsible for reviewing and approving all elements of the total compensation program for the executive officers and certain other officers and employees of the Company, including incentive, bonus and stock option plans. The Compensation Committee was formed in the first quarter of 1998 and has not yet met.

     The entire Board of Directors serves in the capacity of a Nominating Committee. The Board will accept recommendations for nominations as directors from shareholders. Shareholders wishing to propose such nominees for consideration should write to Mr. Joseph S. Juba at the executive office of the Company.

                EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following table sets forth information concerning the directors and executive officers of the Company and their age and position with the Company. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

        Name                   Age                   Position
Matthew O'Hayer..........      42     Chairman, Chief Executive Officer
Joseph S. "Jay") Juba....      34     President, Chief Operating Officer, Secretary
Darrell Barker...........      49     Chief Financial Officer, Treasurer
Fernando Cruz Silva......      37     Senior Vice President of Sales & Marketing
Patti Macchi.............      52     Vice President of Cruise Sales & Marketing

     MATTHEW O'HAYER's biographical information is set forth above relative to his status as a director and a nominee for election as a director.

     JOSEPH S. ("JAY") JUBA has served as President and Chief Operating Officer of the Company since the Merger and of Airfair since its inception. He was elected to the same offices of BEI in January, 1996. Mr. Juba joined BEI in 1991 as Director of Advertising after working for more than five years in the advertising industry. From May 1994 through December 1995, Mr. Juba served as Senior Vice President of BEI.

     DARRELL BARKER, a Certified Public Accountant, has served as Chief Financial Officer of the Company and BEI since March 1996. Mr. Barker provided consulting services with respect to accounting from October 1995 through February 1996. From June 1994 to October 1995, Mr. Barker served as Senior Vice-President of Finance for USA Health Network of Phoenix, Arizona. From May 1993 until June 1994, Mr. Barker was President and co-owner of Texas Medical Billing Administrators, Inc., a physician services company located in San Antonio, Texas. Mr. Barker served as Vice-President of Finance and was a director for Texas Savings Life Insurance Company in Austin, Texas from October 1987 until April 1993.

     FERNANDO CRUZ SILVA, serves as Senior Vice President of Sales and Marketing. Prior to joining Airfair in January 1996, Mr. Silva held the same titles at Inventory Merchandising Services, Inc. ("IMS"), a subsidiary of BEI. Mr. Silva became employed by IMS in May of 1994 after having worked as Director of Sales and Marketing at the Fiesta Americana Hotel in Cancun, Mexico, and the Las Brisas resort in Acapulco, Mexico and served in senior sales capacities at the Hyatt and Fiesta Americana hotels in Puerto Vallarta, Mexico City, and Cancun.

     PATTI MACCHI is Vice President of Sales for the Company but also contributes editing and marketing expertise to the magazine. Ms. Macchi joined the Company in 1990 after working for six years with Norwegian Caribbean Line. Ms. Macchi is responsible for negotiating rates and maintaining relationships with the 27 cruise lines represented in IRL's product offering.

EXECUTIVE COMPENSATION

     The following table reflects compensation paid to the two mostly highly compensated executive officers of the Company.

                                                                          LONG TERM COMPENSATION
                                                                     ---------------------------------
                                                                              AWARDS
                                                                     -----------------------
                                       ANNUAL COMPENSATION           RESTRICTED   SECURITIES   PAYOUTS
                                -----------------------------------  ----------   ----------   -------
                                                                        STOCK     UNDERLYING    LTIP     ALL OTHER
                                       SALARY(1)(2)  BONUS(3) OTHER     AWARD       OPTIONS    PAYOUTS  COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR        ($)        ($)    ($)       ($)        SARS(#)      ($)        ($)
---------------------------      ----  ------------  -------- -----  ----------   ----------   -------  ------------
Matthew O'Hayer...............   1997     $31,363    $20,000   $ 0       $ 0          0          $ 0        $ 0
  Chairman & CEO
Joseph S. ("Jay") Juba,.......   1997     $50,400    $20,000   $ 0       $ 0          0          $ 0        $ 0
 President, COO and Secretary

-----------------------
(1) The above compensation schedule reflects that portion of shared management members compensation allocated to the Company within the terms of a management agreement among the Company, BEI Holdings, Inc. ("BEI"), and Inventory Merchandising Services, Inc. a wholly-owned subsidiary of BEI.
    A more complete description of the management agreement which was terminated on December 31, 1997, is included within the Company Annual Report on Form 10-K for 1997.

(2) Messrs. O'Hayer and Juba accepted salary reductions of 40% and 25%, respectively, for fiscal year 1997, meaning that the salaries allocable to Messrs. O'Hayer and Juba for fiscal year 1997 were $31,363 and $50,400, respectively. Their salaries were reinstated to their original amounts effective January 1, 1998.

(3) In 1998, Messrs. O'Hayer, Juba and Barker each received cash bonuses of $20,000 and Mr. Sandner received $5,000 for fiscal year 1997.

EMPLOYMENT CONTRACTS

     Matthew O'Hayer, who serves as the Company's Chairman of the Board and Chief Executive Officer is not party to an employment agreement with the Company or any affiliate thereof.

     Joseph S. Juba, the President and Chief Operating Officer of the Company has signed an employment agreement with Airfair. The following is a description of the terms and conditions of Mr. Juba's employment agreement which was entered into March 1, 1995:

     Mr. Juba is paid $84,000 per year with 7% annual increases, commencing with the first anniversary of the employment agreement, and a bonus equal to 2% of the Company's Pre-Tax Net Income after allocations of corporate overhead, based upon audited financial statements. The bonus is to be calculated on an annual basis, with quarterly draws of up to 50% of bonus due with respect to each quarter's net income. Mr. Juba is subject to three-year prohibitions

(commencing with the date of employment termination) on competition, non-disclosure and non-use of proprietary information, contact with current or future customers or interference with the Employer's relationship with any current or future customers, but if terminated without cause, the prohibitions on competition and interference are terminated. If the Employer terminates the agreement without cause or if the Employer materially reduces the responsibilities of the employee, (i) the employee is to be paid all non-salary monetary compensation accrued through the date of termination and
(ii) the employee is to receive, for a period of months equal to the number of years of the employee's service to the Employer, a monthly cash severance payment equal to the highest monthly salary paid to the employee. The employee is indemnified against any lawsuits or claims by any third party arising out of any action taken in good faith by the employee in the performance of his duties.

     The Company also has an Advisory Services Agreement with Mark T. Waller, one of the Company's former directors, dated October 10, 1996. During the term of this Agreement, the Company will engage the Consultant to provide advisory services in connection with designing and implementing a long-term strategic plan to enhance the Company's ability to attain its goals following the Merger. The term of the Advisory Services Agreement is for 5 years from October 10, 1996. Compensation for advisory services is $100 per year plus reimbursement for Company approved actual expenses incurred when performing the above services. The consultant serves as an independent contractor.

                            INDEPENDENT AUDITORS

     The Company is presently utilizing the services of Anderson, Anderson & Strong, independent auditors, which has been the Company's independent auditors since 1996, and which the Company anticipates will serve as the Company's independent auditors for the fiscal year December 31, 1998. Representatives of Anderson, Anderson & Strong are not expected to be present at the Annual Meeting.


                            SHAREHOLDER PROPOSALS

     Any shareholder proposals intending to be presented at the 1999 Annual Meeting must be received by the Company at its principal executive offices no later than December 16, 1998, in order to be considered for inclusion in the proxy materials.

                                OTHER MATTERS

     As stated elsewhere herein, the Board of Directors knows of no other matters to be presented for consideration at the Annual Meeting. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

     The expense of preparing, printing and mailing proxy materials to the holders of the Company's shares will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares.

                                        PROXY

                GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

                           ANNUAL MEETING OF SHAREHOLDERS
                             July 8, 1998 at 10:00 a.m.
                                211 East 7th Street
                                     11th Floor
                                Austin, Texas 78701


             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints _________________ and _____________________
or either of them, as Proxies, each with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Grand Adventures Tour & Travel Publishing Corporation (the "Company") held of record by the undersigned on April 29, 1998, at the Annual Meeting of Shareholders to be held on July 8, 1998, and any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES.

--------------------------------------------------------------------------------
        (change of address)

_________________________________________
_________________________________________
_________________________________________

If your address has changed, please provide new address and mark the box on the reverse side of this card.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the other side)
--------------------------------------------------------------------------------

                GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION


                   PLEASE MARK VOTE IN CIRCLE USING DARK INK ONLY.

------------------------------------------------------------------------
                               Withhold All   For All   Except as Noted
------------------------------------------------------------------------
 1.   ELECTION OF DIRECTORS
      NOMINEES:                                         (to withhold
      MATTHEW  O'HAYER                                  authority to
      ROBERT SANDNER                                    vote for
      ROBERT G. RADER                                   nominee, strike
      DUANE K. BOYD, JR.                                a line through
                                                        the nominee's
                                                        name at left)
------------------------------------------------------------------------

Change of Address Provided
Dated: June ___, 1998


Signature(s): ________________________________
              ________________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    June 12, 1998



Dear Grand Adventures Tour & Travel Publishing Corporation Shareholder:



     You are cordially invited and encouraged to attend the 1998 Annual Meeting of Shareholders of Grand Adventures Tour & Travel Publishing Corporation. The meeting will be held on Wednesday, July 8, 1998 at 10:00 a.m., central daylight time at the offices of the Company, 211 East 7th Street, 11th Floor, Austin, Texas 78701.

     If you cannot personally attend the meeting, please vote your preference on the proxy card attached above and return it promptly. Your participation in Grand Adventures Tour & Travel Publishing Corporation's business, whether in person or by proxy, is an important part of the Corporation's governance.

     I look forward to and appreciate your participation in Grand Adventures Tour & Travel Publishing Corporation's 1998 Annual Meeting of Shareholders.


                                        Sincerely,


                                        Matthew O'Hayer
                                        Chief Executive Officer